UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2009

BLINDSPOT ALERT, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140378	20-5150818
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Hampshire Court
Newport Beach, CA 92660
(Address of principal executive office)

(949) 642-7816
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

Termination of Moore & Associates

On July 16, 2009, the Company decided to change auditors and terminate Moore & Associates, Chartered (“MA”) the Company’s independent public accountants.

During the audits of the fiscal years ended December 31, 2008 and 2007, and the reviews of interim financial statements, and through the date of MA’s termination, there were no disagreements with MA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to MA’s satisfaction, would have caused MA to make reference to the subject matter in connection with any periods; and there were no reportable events as defined in Item 304 (a) (1) (iv) of Regulation S-K.

For the past two years, the former auditors report contained on our financial statements did not contain an adverse opinion, a disclaimer of opinion, was not qualified or modified as to uncertainty, audit scope or accounting principles but did include a Going Concern statement on both audit reports.

The Company provided MA with a copy of the foregoing disclosures and requested MA to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the firm agrees with the statements made in this 8-K report and, if not, stating the respects in which the firm does not agree, as an exhibit within two business days of its receipt or 10 business day after filing this amendment, stating whether it agrees with the above statements.  A copy of that letter, dated July 16, 2009, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of Rotenberg & Co. LLP

On July 16, 2009, the Company engaged Rotenberg & Co. LLP (“RC”), as the Company’s independent public accountants.  RC has been engaged to perform an audit of the Company and to prepare and report on the financial statements for the quarter ending June 30, 2009.

Neither the Company nor anyone on its behalf has consulted RC regarding (i) either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event, as there were none.

The decision to hire RC was approved by the Board of Directors on July 16, 2009.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.:	Description

16.1	Letter, dated July 16, 2009 from Moore & Associates, Chartered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINDSPOT ALERT, INC.

Date: July 16 2009	By:	/s/ Rowland W. Day II
Rowland W. Day II,
Chief Executive Officer